                                                                   EXHIBIT 10.30
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 STANDARDIZED
             401(k) SALARY REDUCTION PLAN AND TRUST PROTOTYPE PLAN
                              ADOPTION AGREEMENT
                                   PLAN #008
                   IRS SERIAL #D259972a  Date APRIL 30, 1992


The Careside Inc.
    ----------------------------------------------------------------------------
                        (exact legal name of Employer)

(hereinafter referred to as the Employer), having its principal place of

business in        Exton          Pennsylvania
           ---------------------------------------------------------------------
                   (City)           (State)

hereby adopts the The Lincoln National Life Insurance Company Standardized 401(k) Salary Reduction Plan and Trust Prototype Plan, and further appoints as:

Trustee(s), W. Vickery Stroughton, Thomas H. Grove
            --------------------------------------------------------------------
                                                                               ;
            --------------------------------------------------------------------


Named Fiduciary*, Same                                                         ;
                  --------------------------------------------------------------

Plan Administrator*, Same                                                  ; and
                     -----------------------------------------------------------

Agent for Legal Service of Process*, Same                                      .
                                     -------------------------------------------

    *If same as Employer, write 'Same'.

The Employer's Tax Year begins January 1 and ends December 31.
                               ---------          -----------

Employer Telephone Number (610) 270-6100.
                          --------------

Business Code Number (same as shown on 1120) 3815.
                                             ----

Date Business Commenced  November 1, 1996.
                         ----------------

In connection herewith, the Employer makes the following statements and selections:

    This Plan shall be known as                   Careside Inc.
                                ------------------------------------------------
                                                (name of Employer)



                                             401(k) Salary Reduction Plan and
     --------------------------------------

     Trust which shall be identified by Employer I.D. #  23-2863507
                                                          ----------------------

     and Plan Serial #   001      (001, 002, etc.- assign sequentially).
                       ----------

The employer maintains, or has maintained, the following qualified plans: (List all plans, including this Plan, ever maintained by the Employer starting with Plan Serial #001.)

                                                   Status
  Plan                                      ----------------------
 Serial #      Type of Plan                 In Force    Terminated
------------   -------------------------    --------    ----------
   001         Salary Reduction               [X]         [_]
   002                                        [_]         [_]
   003                                        [_]         [_]
   004                                        [_]         [_]
   005                                        [_]         [_]


       This Employer is:         Sole Proprietor
                           -----
                                 Partnership
                           -----
                             X   Corporation
                           -----
                                 S Corporation
                           -----
                                 Professional Corporation
                           -----
                                 Non Profit Corporation
                           -----


[_] Yes  [X] No    Is the Employer a member of a Controlled Group of
                   Corporations, a group of businesses under common control, or an Affiliated Service Group as defined below. This question must be answered "yes" or "no". If yes, complete the rest of this section.

In the case of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group [as defined in Sections 414(b) and 414(m), respectively, of the Internal Revenue Code], or which constitutes one or more trades or businesses whether or not incorporated which are under common control [as defined in Section 414(c)], all such employers shall be considered a single employer for purposes of determining plan qualification, minimum participation, benefit accrual, vesting standards, and limitations on benefits and contributions. The employers listed below are required to be aggregated with the adopting employer under Code Sections 414(b), (c), (m) or (o), and shall participate in this Plan to the extent indicated as evidenced by written resolution adopting this Plan. (If there are no affiliated employers, indicate None.)
----

Employer      Employer   Participating     Participation
Name           I.D. #     Employer         Effective Date
-----------   --------   -------------     ---------------
                         [_] Yes [_] No
                         [_] Yes [_] No
                         [_] Yes [_] No
                         [_] Yes [_] No
                         [_] Yes [_] No

If this Plan and Trust is adopted by more than one member of the aggregation group, this Plan

[_]    (a)  shall be administered as one plan (i.e., contributions, and forfeitures shall not be separated for each participating Employer).

[_]    (b)  shall be administered as a single employer plan for each participating Employer [i.e., contributions shall be made by each Employer only for those Participants employed by such Employer and forfeitures shall be used to reduce the contribution made by the applicable Employer - each asset pool shall be considered a separate plan which must independently satisfy Code Section 401(a)(26)].

[X]    (c)  N/A

Any Employee of a participating Employer must receive credit for service while employed by any member of the aggregation group (including non-participating employers) for purposes of vesting and eligibility under this Plan from the date such Employer became a member of the aggregation group.

A-1.22 The adoption of this Plan constitutes: (check appropriate statement and provide information)

       [X]  (a)  The initial adoption of this Plan and Trust by the
                 Employer.  The Effective Date of this Plan is _______________
                           January 1, 1997               .
                 ----------------------------------------
                           (month/day/year)

       [_] (b) An [_] amendment and restatement, or [_] merger of the following Plan(s) known as _________________________________,

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                          (name of Plans and Trusts)

                 with the original effective date(s) of

                 ---------------------------------------------------------------
                          (month/day/year)

                 The effective date of this amendment and restatement is

                 ---------------------------------------------------------------
                          (month/day/year)


                                I.  DEFINITIONS

A-1.38 Hours of Service: Hours of Service shall be determined on the basis of the method selected below. The method selected shall be applied to all Employees. If the Elapsed Time Method is selected in A-1.74, Hours of Service as designated below shall be applicable for eligibility purposes only. (Select one)

       [X] (a) On the basis of actual hours for which an Employee is paid or entitled to payment.

       [_] (b) On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such day.

       [_] (c) On the basis of weeks worked. An Employee shall be credited with 45 Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such week.

       [_] (d) On the basis of semi-monthly payroll periods. An Employee shall be credited with 95 Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such semi-monthly period.

       [_] (e) On the basis of months worked. An Employee shall be credited with 190 Hours of Service if under Section 1.38 of the Plan such Employee would be credited with at least one (1) Hour of Service during such month.

A-1.54 Plan Year:  (select one and complete)

       [X]  (a)  Shall be the consecutive 12 month period for which records for this Plan shall be maintained beginning each
                 January 1 and ending each December 31.
                 ---------                 -----------

       [_]  (b)  There shall be a short Plan Year beginning              and
                                                            ------------
                 ending         .  (The Plan must retain its qualified status
                        --------
                 during this period.)

                 All subsequent Plan Years shall begin each        and end
                                                            ------
                 each       .
                      ------

                 The previous Plan Year prior to this amendment began
                                 and ended each               .
                 ---------------                --------------

                 Adjustments for eligibility and vesting shall be made as required by Section 11.04 if the Plan Year is changed.

A-1.55 For purposes of establishing Present Value to compute the Top-Heavy
       Ratio, any benefit (under a Defined Benefit plan) shall be discounted for mortality and interest based on the following: (If the Employer maintains a Defined Benefit plan, this section must be completed.)

            Interest Rate ____%     Mortality Table _____

            [X] N/A  The Employer has no Defined Benefit plan.

A-1.64 Years of Service with a predecessor employer:

       Years of Service with ____________________________________ , for whom this Employer does not maintain a predecessor plan shall be considered under the Plan for purposes of: (select as desired)

       [_]  (a)  Vesting

       [_]  (b)  Eligibility

       [X]  (c)  None of the above

A-1.71 For purposes of computing the Top-Heavy Ratio, the Valuation Date
       shall be  December 31    of each year.
                ---------------

A-1.73 Vesting Years of Service: Years of Service credited for vesting shall exclude the years checked below subject to Section 11.03: (select as desired)

       [X] (a) Years of Service before the Employee's 18th (cannot exceed 18) birthday. (If Regular Method is used, the Plan Year in which the Employee attains age 18 shall not be excluded.)

       [X] (b) Years of Service prior to the original Effective Date of this Plan or a predecessor plan.

       [_] (c) Years of Service prior to __________________. (Date selected may not be later than the original effective date of this Plan or a predecessor plan.)

       [_] (d) Years of Service during a period for which the Employee declined to contribute to a plan requiring Employee Contributions. In the case of a plan using the elapsed time method, the Service which shall be disregarded is the period with respect to which the mandatory contribution is not made.

       [_]  (e)  No exclusions.

       Note: In general, a predecessor plan is a plan which terminates within the five (5) year period immediately preceding or following the establishment of this Plan.

A-1.74 Years of Service shall be computed under the following method: (select one)

       [X] (a) Regular Method--based on Hours of Service credited under the method selected in A-1.38.

       [_] (b) Elapsed Time Method--based on total time an Employee is employed without regard to actual hours credited as explained in Section 1.74 of this Plan.


                               II.  ELIGIBILITY

A-2.01 (a)  All Employees of the Employer shall be eligible to participate in the Plan except the following:

            [X]  (1)   Non-resident aliens [within the meaning of Section
                       7701(b)(1)(B)] who receive no earned income [within the meaning of Section 911(d)(2)] from the Employer which constitutes income from sources within the United States
                       [within the meaning of Section 861(a)(3)].

            [X]  (2)   Employees included in a unit of Employees covered by a
                       collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Regulations. For this purpose, the term "employee than half of whose members are Employees who are representatives" does not include any organization more owners, officers, or executives of the Employer.

       For purposes of this Section, the term "Employee" shall include all employees of this Employer or any employer aggregated with this Employer under Code Section 414(b), (c), (m) or (o) and individuals required to be considered employees of any such employer under Code Section 414(n) or
       (o). If the Employer is part of an aggregation group, all affiliated employers must be listed as participating Employers on page 2 of this Adoption Agreement.

       (b)  Minimum age and service requirements:  (select one)

            [X]  (1)   An Employee shall become a Participant on the Entry Date
                       coincident with or next following Age 21 (cannot exceed
                       21) and the completion of 1 (cannot exceed 1 year)
                       Eligibility Year of Service. MUST HAVE AT LEAST 2 ENTRY
                       DATES, I.E., CANNOT ELECT (d)(1) BELOW.

                       If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

            [_]  (2)   An Employee shall become a Participant on the Entry Date
                       coincident with or next following Age ___ (cannot exceed
                       20 1/2) and the completion of ___ [cannot exceed 1/2 year
                       (6 months)] Eligibility Year of Service. USE THIS
                       PROVISION ONLY WHEN (d)(1) (ONE ENTRY DATE) IS ELECTED
                       BELOW.

                       If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

       (c) The preceding election in A-2.01(b) notwithstanding, Employees who are actively employed on November 1, 1996 shall be deemed to have
                                     ----------------
            satisfied the

            [_]  (1)   Age requirement as of the Effective Date.

            [X]  (2)   Service requirement as of the Effective Date.

            [_]  (3)   Age and service requirements as of the Effective Date.

            [_]  (4)   N/A   (Age and Service requirements in A-2.01(b) apply
                       to all Employees.)

       (d)  Entry Date:  Shall mean:  (select one)

            [_]  (1)   First day of Plan Year.

            [X]  (2)   First day of Plan Year and the date 6 months after the
                       first day of the Plan Year.

            [_]  (3)   The first day of the Plan Year and the dates which are 3,
                       6 and 9 months after the first day of the Plan Year. (Not recommended.)

            [_]  (4)   First day of each month.  (Not recommended.)


              III.  PROFIT SHARING CONTRIBUTIONS AND ALLOCATIONS

A-3.01 Contributions

       (a)  The Employer shall contribute [select (1), (2) or (3)]

            [_]  (1)   out of current or accumulated profits.

            [_]  (2)   without regard to current or accumulated profits.

            [X]  (3)   N/A [A-3.01(a)(6) is elected]

            The amount of such contribution shall be: [select (4) (5) or (6)]

            [_]  (4)   As determined by the Board of Directors each year.

            [_]  (5)   Other
                             ---------------------------------------------------

                             ---------------------------------------------------

            [X]  (6)   The Employer will make no contribution under this Section
                       A-3.01(a). [Do not complete Sections A-3.01(b), (d) and
                       (e). A-3.01(c) must still be completed.]

       (b) Allocation of contributions under A-3.01(a), above, shall be made for all Participants who are credited with at least [select (1),
            (2), or (3)]

            [_]  (1)   1,000 Hours of Service

            [_]  (2)   500 Hours of Service

            [_]  (3)   one Hour of Service

            during the Plan Year and [select (4) or (5)]

            [_]  (4)   regardless of employment on the last day of the Plan
                       Year.

            [_]  (5)   who is employed with the Employer on the last day of
                       the Plan Year.

            The preceding notwithstanding, effective for Plan Years commencing on and after January 1, 1990, contributions shall be allocated to all Participants who are credited with more than 500 Hours of Service during the Plan Year, or who are employed on the last day of the Plan Year.

            Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b),
                       (c), (m) or (o).

       (c) If a Participant dies, retires, or becomes disabled during the Plan Year and does not complete the hours requirement for a contribution, an allocation

            [_]  (1)   shall not be made on such Participant's behalf for such
                       Plan Year.

            [X]  (2)   shall be made on such Participant's behalf for such Plan
                       Year regardless of any last day requirement elected under A-3.01(b)(5).

            Note: The above election applies to Profit Sharing Contributions under Section A-3.01(a), Matching Contributions under A-4.02 and Qualified Non-elective Contributions under A-4.03.

       (d) Employer contributions under this Section and forfeitures, if applicable, shall be allocated to Participant's Accounts as follows:

            [_]  (1)   NON-INTEGRATED FORMULA

                       On a pro-rata basis to all Participants in the proportion that a Participant's Compensation bears to the total of all Participants' Compensation.

            [_]  (2)   INTEGRATED FORMULA (INTEGRATED WITH SOCIAL SECURITY)

                       Note: This Plan may not provide for permitted disparity (integration with Social Security) if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

                       STEP ONE:  In any Plan Year the Plan is Top-Heavy
                       ---- ---
                       contributions and forfeitures (if applicable) shall be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of such Compensation.

                       (If the plan is not top-heavy, proceed to step two.)

                       STEP TWO:  Any contributions and forfeitures not
                       ---- ---
                       allocated in STEP ONE shall be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation plus Compensation in excess of the integration level bears to the sum of all Participants total Compensation plus Compensation in excess of the integration level, but not in excess of the maximum disparity rate.

                       STEP THREE:  Any remaining Employer contributions or
                       ---- ------
                       forfeitures shall be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

                       For the purpose of this Section, Compensation shall mean Compensation as defined in Section 1.13 of the Plan.

                       The integration level shall be:

                       [_]   (i)  The Taxable Wage Base [The maximum amount of
                                  earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the first day of the Plan Year.]

                       [_]   (ii) $_________ (Must be less than the Taxable Wage
                                  Base.)

                       The maximum profit sharing disparity rate is equal to the lesser of:

                       (a)   5.7%, or

                       (b) The applicable percentage determined in accordance with the table below:

                             If the integration level:

                             Is more             But not more    The applicable
                               than              than            percentage is
                             -----------------   -------------   --------------
                             $0.00               $X*                  5.7%
                              X*                 80% of TWB***        4.3%
                              80% of TWB***      Y**                  5.4%

                               *  X =  the greater of $10,000 or 20% of the TWB.
                              **  Y =  any amount more than 80% of the TWB but
                                       less than 100% of the TWB.
                             ***TWB =  Taxable Wage Base at the beginning of
                                       the Plan Year.  The TWB for 1989 is
                                       $48,000.  The TWB for 1990 is $51,300.

                             Note: Pursuant to Section 16.03, only one paired plan adopted by the Employer may be integrated with Social Security.

       (e) Is any Employee who is eligible to participate under this Plan covered by any other plan [including plans of non-participating employers required to be aggregated under Section 414(b), (c),
            (m) or (o) of the Code] which is integrated with Social Security?

            [_]  (1)   No

            [_]  (2)   Yes [may not elect A-3.01(d)(2)]

A-3.03 (a)  Rollover contributions:

       [_]  (1)  shall not be permitted under this Plan.

       [X]  (2)  shall be permitted under this Plan.

       (b)  Rollover contributions shall be accepted from:

       [_]  (1)  Participants only.

       [X] (2) Participants and non-Participants (otherwise eligible Employees who have not yet satisfied the age and/or service requirements for participation).

A-3.07 ALLOCATION OF EARNINGS shall be based on the Account balance as of the beginning of the allocation period plus 1/2 of the contribution allocated at the end of the allocation period, less all withdrawals, plus investment transfers in, and less investment transfers out, unless otherwise specified.

            This plan utilizes daily accounting.
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

A-3.08 ALL FORFEITURES occurring at the end of Plan Year:  (select one)

       [X] (a) shall be used to reduce the Employer's contribution for the current Plan Year. If the Employer does not make a contribution for a Plan Year, any available forfeitures shall be treated as Employer Contributions.

       [_] (b) shall be allocated in the same manner as Employer contributions under Section 3.01 for the current Plan Year. However, forfeitures shall not be allocated to Participants who are not employed on the last day of the Plan Year unless such allocation is required to satisfy the requirements of Code Sections 401(a)(26) and/or 410(b). (Do not elect if no Profit Sharing contribution is specified in A-3.01).


                   IV.  CASH OR DEFERRED ARRANGEMENT (CODA)

A-4.01 ELECTIVE DEFERRALS

       (a) An eligible Employee may elect to have his or her annual Compensation reduced by

            [X]  (1)   from    1 % to 15%
                            ------    ---

            [_]  (2)   (Specify)

            Such election shall be in writing and in a form and manner specified by the Plan Administrator.

       (b) A Participant may elect to commence, or to modify the amount of, Elective Deferrals as of:

            [_]  (1)   the first day of each Plan Year.

            [X]  (2)   the first day of each Plan Year and the date 6 months
                       after the first day of each Plan Year.

            [_]  (3)   the first day of each Plan Year quarter.

            The Plan Administrator may permit an additional election in the event an Actual Deferral Percentage Test, performed during the Plan Year, permits or requires an adjustment in the deferral percentages.

A-4.02 MATCHING CONTRIBUTIONS

       (a)  The Employer [select (1) or (2)]

            [X]  (1)   shall

            [_]  (2)   shall not

            make Matching Contributions to the Plan on behalf of all Participants who elect to have Elective Deferrals made under the Plan and who are credited with at least [select (3), (4) or (5)]

            [_]  (3)   1,000 Hours of Service

            [_]  (4)   500 Hours of Service

            [X]  (5)   one Hour of Service

            during the Plan Year and [select (6) or (7)]

            [X]  (6)   regardless of employment on the last day of the Plan
                       Year.

            [_]  (7)   who is employed with the Employer on the last day of
                       the Plan Year.

            The preceding notwithstanding, effective for Plan Years commencing on and after January 1, 1990, matching contributions shall be allocated to all Participants who elect to have Elective Deferrals made under the Plan and who are credited with more than 500 Hours of Service during the Plan Year, or who are employed on the last day of the Plan Year.

            Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b),
                       (c), (m) or (o).

       (b) The Employer shall contribute and allocate to each Participant's Matching Contribution Account:

            [X]  (1)   an amount equal to 50 percent of the Participant's
                                          --
                       Elective Deferrals.

            [_]  (2)   a discretionary matching contribution equal to a
                       percentage (to be determined each year by the Employer) of each Participant's Elective Deferrals.

       (c)  The Employer shall not match Elective Deferrals in excess of
               8    percent of a Participant's
            -------

            [X]  (1)   compensation per pay period.

            [_]  (2)   annual compensation.

       (d) The Matching Contribution allocated to any Participant's account for the Plan Year shall not exceed

            [_]  (1)   $

            [X]  (2)   N/A

       (e) Matching Contributions shall be vested in accordance with the following schedule:

            [_]  (1)   100% vested at all times.

            [X]  (2)   The vesting schedule as elected in A-11.02 of the
                       Adoption Agreement.

       (f)  Matching contributions shall be made

            [_]  (1)   only from current or accumulated profits.

            [X]  (2)   without regard to current or accumulated profits.

A-4.03 (a)  Qualified Non-elective Contributions shall be allocated to the accounts of Non-highly Compensated Participants who are credited with at least [select (1), (2) or (3)]

            [_]  (1)   1,000 Hours of Service

            [_]  (2)   500 Hours of Service

            [X]  (3)   one Hour of Service

            during the Plan Year and [select (4) or (5)]

            [X]  (4)   regardless of employment on the last day of the Plan
                       Year.

            [_]  (5)   who is employed with the Employer on the last day of
                       the Plan Year.

            The preceding notwithstanding, effective for Plan Years commencing on and after January 1, 1990, Qualified Non-elective Contributions shall be allocated to all Participants who are credited with more than 500 Hours of Service during the Plan Year, or who are employed on the last day of the Plan Year.

            Note: Employer includes all employers required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or
                       (o).

A-4.13 Pre-retirement distributions of a Participant's entire Account balance, including Elective Deferrals and Qualified Non-elective Contributions, upon attainment of age 59 1/2 (may not be less than 59 1/2)
                              ------

       [X]  (a)  shall

       [_]  (b)  shall not

       be permitted provided the Participant is 100% vested, and the balance in the Participant's Account has accumulated for at least two (2) years or the Participant has completed five (5) years of participation in the Plan.

A-4.14 Distributions on account of financial hardship

       [X]  (a)  shall

       [_]  (b)  shall not

       be permitted to the extent provided in Section 4.14, and subject to applicable regulations.

       Distributions on account of financial hardship shall be made only from:

       [X] (c) Elective Deferrals (and any earnings credited to a Participant's Elective Deferral account as of the end of the last Plan Year ending before July 1, 1989.) The amount available for distribution shall include the amount credited to the Participant's Qualified Matching Contribution and Qualified Non-elective Contribution accounts as of the end of the last Plan Year ending before July 1, 1989.

       [_] (d) Account balances which are not subject to the withdrawal restrictions of Section 4.13 provided the Participant is 100% vested, and the funds have accumulated for at least two (2) years or the Participant has completed five (5) years of participation in the Plan.

       Note: Hardship withdrawal provisions for funds described in (d) above, are protected benefits under Code Section 411(d)(6). If the conditions described in Section 4.14 are more restrictive than those in effect immediately prior to the adoption of this Plan, the prior conditions shall continue to apply to all such funds including those which have accrued after the date this Plan is adopted, and the Employer should attach to this Adoption Agreement a hardship withdrawal policy statement fully describing the objective and nondiscriminatory conditions applicable to such withdrawals.


                        V.  LIMITATIONS ON ALLOCATIONS

If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in
Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.


A-5.11 If the Participant is covered under another qualified Defined
       Contribution plan maintained by the Employer, other than a Master or Prototype plan:

       [_] (a) The provisions of Sections 5.05 through 5.10 of Article V shall apply as if the other plan were a Master or Prototype plan.

       [_]  (b)  Provide the method under which the plans shall limit total
                 Annual Additions to the Maximum Permissible Amount, and shall properly reduce any excess amounts, in a manner that precludes Employer discretion.

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

       [X] (c) N/A The Employer maintains no other plan which provides an Annual Addition as defined under Section 5.13(a).

A-5.12 If the participant is or has ever been a participant in a Defined Benefit plan maintained by the Employer:

       [_]  (a)  The Annual Additions which may be credited to the Participant's
                 Account under this Plan shall not be limited other than by the Maximum Permissible Amount as defined in Section 5.13(k). If the sum of the Defined Benefit Fraction and the Defined Contribution Fraction would otherwise exceed 1.0, such sum shall be reduced to not exceed 1.0 by adjusting the Participant's Projected Annual Benefit under the Defined Benefit plan.

       [_]  (b)  Provide language which shall satisfy the 1.0 limitation of
                 Section 415(e) of the Code. Such language must preclude Employer discretion.

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

       [X] (c) N/A The Employer does not and has never maintained a Defined Benefit plan.


                       VI.  INVESTMENT OF CONTRIBUTIONS

A-6.02 Life Insurance: The Trustee may, at the direction of the Participant and subject to the requirements of Section 6.02, use a portion of each contribution to purchase life insurance.

       [_]  (a)  Yes, subject to the guidelines outlined below, if any.

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

       [X]  (b)  No

A-6.03 Participants may direct the Trustee as to the investment of their individual Account balances which are attributable to: (check all which apply)

       [_]  (a)  Elective Deferrals

       [_]  (b)  Employer Matching Contributions

       [_]  (c)  Rollovers

       [X]  (d)  All contributions regardless of source

       [_] (e) None of the above--Participants may not direct the investment of their accounts

A-6.05 Participant Loans

       [X] (a) shall be permitted in accordance with the Employer's written loan policy.

       [_]  (b)  shall not be permitted.


                                VIII.  BENEFITS

A-8.01 Normal Retirement Date:  (select one)

       [X]  (a)  The later of the first day of the month (select one)

                 [_]  nearest

                 [X]  on or following

                 a Participant's 65th (cannot be less than 55) birthday or the
                                 ----
                 first day of the month on or following the N/A 1st - 7th or
                                                            ---
                 N/A) anniversary in which (select one)

                 [_]  participation commenced

                 [_]  the Employee first performed an Hour of Service

                 but in no event later than the first day of the month on or following a Participant's ________ birthday.

       [_] (b) The later of the first day of the Plan Year nearest a Participant's _______________ (cannot be less than 55) birthday, or the first day of the Plan Year nearest the _______________ (1st-7th or N/A) anniversary in which (select one)

                 [_]  participation commenced

                 [_]  the Employee first performed an Hour of Service

                 but in no event later than the first day of the Plan Year nearest a Participant's _______________ birthday.

A-8.02 (a)  Early Retirement Date:  Shall mean:  (select one)

            [_]  (1)  None--no Early Retirement Date.

            [X]  (2)  First day of any [X] month [_] Plan Year on or following a
                      Participant's 55th (cannot be less than 55) birthday or after N/A (1-7 or N/A) [_] Vesting Years of Service [_]
                            ---
                      years of participation in the Plan, whichever date is later.

       (b) Early Retirement Benefit: Upon satisfaction of the age and service requirements for Early Retirement, a (select one) Participant shall:

            [X]  (1)  automatically become 100% vested in the Account.

            [_]  (2)  be entitled to the vested Account based on the vesting schedule designated in the Adoption Agreement.

A-8.04 Disability Retirement Benefit:

       (a)  In the event of total and permanent disability, a Participant shall:
            (select one)

            [X]  (1)  automatically become 100% Vested in the Account.

            [_]  (2)  be entitled to the vested Account based on the vesting schedule designated in the Adoption Agreement.

       (b) Disability shall mean a physical or mental impairment which is expected to result in death or blindness or which can be expected to last for a continuous period of not less than 12 months resulting in: (select one)

            [_]  (1)  an inability to engage in any substantial gainful activity for which the Participant is reasonably suited by reason of training, education and experience as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan Administrator.

            [X]  (2)  the Participant being entitled to Social Security
                      Disability Benefits. In the event a Participant has applied for Social Security Disability Benefits, the disability benefits provided by this Plan shall commence upon qualifying for Social Security Disability Benefits.

            [_]  (3)  an inability to perform the normal duties for the Employer as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan Administrator.

A-8.09 Benefits shall be distributed:

       [X] (a) only in the form of a single lump-sum payment. (May not elect if other forms were available immediately preceding the adoption of this Plan.)

       [_]  (b)  in accordance with the provisions of Section 8.08.


                          XI.  TERMINATION OF SERVICE

A-11.02 The vesting schedule for benefits (derived from the Employer's contributions pursuant to Article III) upon termination of employment shall be determined according to the selection based on Vesting Years of Service as credited in accordance with A-1.73: (select one)

        [_]  (a)  100% vested at all times

        [X]  (b)  100% vested after 3 (not to exceed 5) years of service.
                                    -

        [_]  (c)   20% vested after 2 years of service
                   40% vested after 3 years of service
                   60% vested after 4 years of service
                   80% vested after 5 years of service
                  100% vested after 6 years of service

        [_]  (d)   20% vested after 3 years of service
                   40% vested after 4 years of service
                   60% vested after 5 years of service
                   80% vested after 6 years of service
                  100% vested after 7 years of service

        [_] (e) Specify: (Must in all years be as favorable as the schedule in (b) above, or as favorable as the schedule in (d) above.)

                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service

        Note: If this is a restated plan and the vesting schedule has been amended, enter the pre-amended schedule below:

        [_]  (f)  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service
                  _____% vested after _____ years of service

        [_]  (g)  Vesting schedule has not been amended.

A-11.05 Distributions upon termination of Service shall be made as soon as administratively feasible following:

         [X]  (a)  Termination of employment.

         [_]  (b)  The end of the Plan Year following termination of employment.

         [_] (c) The end of the Plan Year during which a One-Year Break in Service occurs.

         [_]  (d)  Early or Normal Retirement Date, Death, or Disability.

         Note: May not be more restrictive than the provision in effect immediately preceding the adoption of this Plan.

A-11.09  Benefits which are no longer immediately distributable

         [_] (a) shall not be distributed without the consent of the Participant and/or Beneficiary prior to the time required by
                   Article X.

         [X] (b) shall, subject to the requirements of Article IX, be distributed as soon as administratively feasible following the date on which they cease to be immediately distributable.

         Note: An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.


                                XV.  TOP-HEAVY

Before completing this Section of the Adoption Agreement, the Employer should carefully read Article XV of the Basic Plan Document paying particular attention to Sections 15.03 thru 15.05.

A-15.02 Minimum Top-heavy Allocations: The purpose of this Section A-15.02 is to coordinate Top-Heavy minimum contributions or benefits when two or more plans of the Employer are involved. If the Employer maintains only this plan, and has never maintained a Defined Benefit plan, the Employer is required to complete only Section (d). If the Employer maintains (or has maintained) a Defined Benefit plan, this Section should be completed only with the advice of that plan's actuary. If the Employer maintains two Defined Contribution plans, and has never maintained a Defined Benefit plan, the Employer is required to complete only Sections (c) or (d).

         (a) If the Employer maintains a Defined Benefit plan, this Section or
                             --------- - ------- -------
             Section (d) below must be completed.

             If a non-key Employee participates in both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), Top-Heavy minimum benefits shall be provided as follows:

             [_]  (1)  In the Defined Contribution Plan, with a minimum allocation of:

                       [_]   (i)  5%   of total compensation (Defined Benefit
                                       and Defined Contribution Fractions
                                       computed using 100% of the dollar
                                       limitation)

                       [_]  (ii) 7.5%  of total compensation (Defined Benefit
                                       and Defined Contribution Fractions
                                       computed using 125% of the dollar
                                       limitation)

             [_]  (2)  In the Defined Benefit Plan, with a minimum annual accrual of:

                       [_]   (i)  2%   of the highest 5 consecutive year average
                                       compensation (Defined Benefit and Defined
                                       Contribution fractions computed using
                                       100% of the dollar limitation)

                       [_]  (ii)  3%   of the highest 5 consecutive year average
                                       compensation (Defined Benefit and Defined
                                       Contribution Fractions computed using
                                       125% of the dollar limitation)

             If the Top-Heavy Ratio exceeds 90%, the minimum benefit shall be provided in:

             [_]  (3)  the Defined Contribution plan with a minimum allocation of 5% of total compensation

             [_]  (4)  the Defined Benefit plan with a minimum accrual of 2% of the highest 5 consecutive year average compensation

             Note: When the Top-Heavy Ratio exceeds 90%, the Defined Benefit and Defined Contribution Fractions shall be computed using 100% of the dollar limitation.

        (b)  If the Employer maintains (or has maintained) a Defined Benefit
                             ---------  -- --- ----------  - ------- -------
             plan, this Section or Section (d) below must be completed.

             If the Employer maintains both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Top-Heavy Ratio exceeds 60% (but does not exceed 90%), a non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of:

             [_]  (1)  3%   of total compensation (Defined Benefit and Defined
                            Contribution Fractions computed using 100% of the dollar limitation)

             [_]  (2)  4%   of total compensation (Defined Benefit and Defined
                            Contribution Fractions computed using 125% of the dollar limitation)

             If the Top-Heavy Ratio exceeds 90% each non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of 3% of total compensation.

        (c)  If the Employer maintains two Defined Contribution plans, this
                             --------- --- ------- ------------
             Section or Section (d) below must be completed.

             If a non-key Employee participates in two Defined Contribution plans maintained by the Employer, the Defined Contribution minimum allocation requirement shall be met

             [_]  (1)  in this plan.

             [_]  (2)  in the other plan._______________________________________
                                                     (Name of Plan)

        (d)  Complete this Section only if (a), (b) and/or (c) have not been
             -------- ---- ------- ---- -- ---  --- ------ --- ---- --- ----
             completed.
             ---------

             [_]  (1)  Specify how the plans shall provide Top-Heavy minimum benefits for non-key Employees precluding Employer discretion and avoiding inadvertent omissions.

                       _________________________________________________________

                       _________________________________________________________

                       _________________________________________________________

             [X]  (2)  The Employer maintains only this Plan and has never maintained a Defined Benefit Plan.

A-15.06 TOP HEAVY VESTING...If this Plan becomes a Top-Heavy Plan, the following vesting schedule for such Plan Year and each succeeding Plan Year, whether or not Top-Heavy, shall be effective and shall be treated as a Plan amendment pursuant to this Agreement.

         [_]  (a)  100% vested after ___ (not to exceed 3) years of service.

         [_]  (b)   20% vested after 2 years of service
                    40% vested after 3 years of service
                    60% vested after 4 years of service
                    80% vested after 5 years of service
                   100% vested after 6 years of service

         [_] (c) Specify: (Must in all years be as favorable as the schedule in (a) above, or as favorable as the schedule in (b) above.)

                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service

         [X] (d) N/A, Vesting schedule in A-11.02 is equal to or more favorable than (a) or (b) above.

         However, this Section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Participant's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

An Employer who has ever maintained or who later adopts any plan [including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code] in addition to this Plan other than paired plans #00201 or #00401 may not rely on the Opinion Letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

This adoption agreement may be used only in conjunction with basic plan document #01.

Provided the adoption of this Plan is properly registered with the Prototype Sponsor, the Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The adoption of the Plan is not properly registered unless the attached registration form along with the applicable registration fee is returned to:

                    Lincoln National Life Insurance Company
                    1300 South Clinton Street
                    P.O. Box #2248
                    Ft. Wayne, IN  46801-2248

Inquiries by adopting Employers regarding the adoption of this Plan, the intended meaning of any Plan provisions, or the effect of the Opinion Letter may be directed to the Prototype Sponsor at the above address or phone
(219) 455-4940.

Use of this Plan Document without proper registration and payment of the applicable registration fee constitutes an unauthorized use.

The Employer represents that it has consulted with its attorney with respect to its adoption of this Plan, and agrees to the provisions of the Plan and Trust.

IN WITNESS HEREOF, the Employer has caused this Agreement to be signed by its duly authorized Officer and the Trustee(s) have accepted the appointment and signed this Agreement.

                                         Exigent Diagnostics, Inc.
                                       -----------------------------------------
                                                 (Legal Name of Employer)

                                       BY:


                                       -----------------------------------------
                                                  (Signature of Officer)


-------------------------------        -----------------------------------------
            (Date)                               (Typed or Printed Name
                                                  and Title of Officer)

                                       Accepted By:


-------------------------------        -----------------------------------------
            (Date)                               (Signature of Trustee)


-------------------------------        -----------------------------------------
            (Date)                               (Signature of Trustee)

-------------------------------        -----------------------------------------
            (Date)                               (Signature of Trustee)


Participating Employer         Authorized Signature                 Date
----------------------         --------------------                 ----


---------------------------    -------------------------    --------------------


---------------------------    -------------------------    --------------------


---------------------------    -------------------------    --------------------


---------------------------    -------------------------    --------------------


Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

                            R E G I S T R A T I O N
                            -----------------------
                                       OF
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                  STANDARDIZED
             401(k) SALARY REDUCTION PLAN AND TRUST PROTOTYPE PLAN
                        PLAN #008  IRS SERIAL #D259972a


Adopting Employer:  Careside Inc.
                    ------------------------------------------------------------

Address:            PO Box 353
                    ------------------------------------------------------------

                    Exton, PA 19341
                    ------------------------------------------------------------


                    ------------------------------------------------------------

Telephone:          (610) 363-4002
                    ------------------------------------

List all investment contract and plan numbers assigned by Lincoln, if any:

   PS-51187
--------------------------------------------------------------------------------

The Adopting Employer agrees to provide Lincoln with any changes to its current mailing address and to give Lincoln written notification of any plan amendment (as outlined in Section 12.02 of the Defined Contribution Prototype Plan Basic Plan #01), restatement or termination.

In consideration of the above, Lincoln agrees to:

  * provide the Adopting Employer with a copy of the current Defined Contribution Prototype Plan Basic Plan #01 and Adoption Agreement; and

  * advise the Adopting Employer of any amendments made to the Prototype Plan;
    and

  * inform the Adopting Employer of any changes in the Prototype Plan's qualified status; and

  * inform the Adopting Employer of any discontinuance or abandonment of the Prototype Plan.

This registration does not effect the rights and obligations of Lincoln or the Adopting Employer under any other arrangement, including (but not limited to) Lincoln's right to charge an additional fee for providing an updated Prototype Plan and/or Adoption Agreement.

Continued reliance by the Adopting Employer upon the Prototype Plan's favorable Opinion Letter from the IRS is dependant upon the Adopting Employer adopting the current version of the Prototype Plan.

Please sign and return this registration form to:

                    Lincoln National Life Insurance Company
                    1300 South Clinton Street
                    P.O. Box 2248
                    Fort Wayne, IN  46801-2248
                    Attention:  Kathy Spillson


--------------------------------------------------------------------------------
(Signature of Adopting Employer)               (Title)              (Date)